UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2011

INNERWORKINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52170	20-5997364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 West Chicago Avenue Suite 850 Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

(312) 642-3700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and restates Item 9.01 of the Current Report on Form 8-K previously filed by InnerWorkings, Inc. (the “Company”) with the Securities and Exchange Commission on October 25, 2011 to include historical financial statements of Productions Graphics, a société par actions simplifiée (SAS) registered in France with the Nanterre Registry of Commerce and Companies and whose registered office is located in Boulogne-Billancourt, France (“Productions Graphics”), and certain pro forma financial information required by Item 9.01 of Form 8-K with respect to the Company’s acquisition of Productions Graphics.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheet of Productions Graphics as of December 31, 2010 and the related consolidated income statement, consolidated statement of changes in equity and consolidated statement of cash flows of Productions Graphics for the year ended December 31, 2010 and the notes related thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated by reference herein.

The unaudited consolidated balance sheet of Productions Graphics as of September 30, 2011 and 2010, the consolidated income statement of Productions Graphics for the nine months ended September 30, 2011 and 2010 and the consolidated statement of cash flows of Productions Graphics for the nine months ended September 30, 2011 are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2011 and the unaudited pro forma condensed consolidated income statements of the Company for the nine months ended September 30, 2011 and the year ended December 31, 2010 are filed as Exhibit 99.4 to this Amendment No. 1 and incorporated by reference herein.

(d)	Exhibits:

Exhibit No.	Description
10.1*	Share Purchase Agreement, dated as of October 24, 2011, by and among InnerWorkings, Inc., etrinsic Limited, Winthrop Limited and Christophe Delaune.

23.1	Consent of Bellot Mullenbach & Associés.

99.1*	Press Release, dated October 25, 2011.

99.2
Audited consolidated balance sheet of Productions Graphics as of December 31, 2010 and the related consolidated income statement, consolidated statement of changes in equity and consolidated statement of cash flows of Productions Graphics for the year ended December 31, 2010.

99.3
Unaudited consolidated balance sheet of Productions Graphics as of September 30, 2011 and 2010, the consolidated income statement of Productions Graphics for the nine months ended September 30, 2011 and 2010 and theconsolidated statement of cash flows of Productions Graphics for the nine months ended September 30, 2011

99.4
Unaudited pro forma condensed consolidated balance sheet of InnerWorkings, Inc. as of September 30, 2011 and unaudited pro forma condensed consolidated income statements of InnerWorkings, Inc. for the nine months ended September 30, 2011 and the year ended December 31, 2010.

*	Previously filed with the Current Report on Form 8-K filed by the Company on October 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

Dated: January 9, 2012	By:	/s/ Joseph M. Busky
	Name:	Joseph M. Busky
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1*	Share Purchase Agreement, dated as of October 24, 2011, by and among InnerWorkings, Inc., etrinsic Limited, Winthrop Limited and Christophe Delaune.

23.1	Consent of Bellot Mullenbach & Associés.

99.1*	Press Release, dated October 25, 2011.

99.2
Audited consolidated balance sheet of Productions Graphics as of December 31, 2010 and the related consolidated income statement, consolidated statement of changes in equity and consolidated statement of cash flows of Productions Graphics for the year ended December 31, 2010.

99.3
Unaudited consolidated balance sheet of Productions Graphics as of September 30, 2011 and 2010, the consolidated income statement of Productions Graphics for the nine months ended September 30, 2011 and 2010 and the consolidated statement of cash flows of Productions Graphics for the nine months ended September 30, 2011.

99.4
Unaudited pro forma condensed consolidated balance sheet of InnerWorkings, Inc. as of September 30, 2011 and unaudited pro forma condensed consolidated income statements of InnerWorkings, Inc. for the nine months ended September 30, 2011 and the year ended December 31, 2010.

*	Previously filed with the Current Report on Form 8-K filed by the Company on October 25, 2011.